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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                              Unisys Corporation
                          Annual Report on Form 10-K
                     for the year ended December 31, 1994


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby make, constitute and appoint JAMES A. UNRUH, HAROLD S. BARRON AND GEORGE T. ROBSON, and each one of them severally, his true and lawful attorneys-in-fact and agents, for such persons and in such person's name, place and stead, to sign the Unisys Corporation Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments thereto and to file such Annual Report on Form 10-K and any and all amendments thereto with the Securities and Exchange Commission, and does hereby grant unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as said person might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Dated: February 23, 1995



/s/ J.P. Bolduc                                /s/ Kenneth A. Macke
- -----------------------------                  ------------------------------
J.P. Bolduc                                    Kenneth A. Macke
Director                                       Director


/s/ James J. Duderstadt                        /s/ Robert McClements, Jr.
- -----------------------------                  ------------------------------
James J. Duderstadt                            Robert McClements, Jr.
Director                                       Director


/s/ Gail D. Fosler                             /s/ Alan E. Schwartz
- -----------------------------                  ------------------------------
Gail D. Fosler                                 Alan E. Schwartz
Director                                       Director


/s/ Melvin R. Goodes                           /s/ Donald V. Seibert
- -----------------------------                  ------------------------------
Melvin R. Goodes                               Donald V. Seibert
Director                                       Director


/s/ Edwin A. Huston                            /s/ James A. Unruh
- -----------------------------                  ------------------------------
Edwin A. Huston                                James A. Unruh
Director                                       Chairman of the Board, Chief
                                               Executive Officer and Director